U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 15, 2001


                        Commission File Number: 333-78443


                               TRAVELNSTORE, INC.
             (Exact name of registrant as specified in its charter)



            California                                   77-0507163
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
          Incorporation)

                1100 Paseo Camarillo, Camarillo, California 93010
              (Address of principal executive offices and zip code)


                  Registrant's telephone number: (805) 388-9004


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Item 4.  Change in Registrant's Certifying Accountant

      Effective February 15, 2001 the Company retained Stonefield Josephson, Inc. ("Stonefield") to act as the Company's independent certified public accountant. In this regard Stonefield replaced Farber & Hass LLP ("F&H") which audited the Company's financial statements for the fiscal year ended December 31, 1999 and for the period August 18, 1998 (date of inception) to December 31, 1998. F&H stated in their report to the Company's financial statements for the year ended December 31, 1999 and for the period ended December 31, 1998 that, because the Company has incurred substantial losses from operations since inception and has a substantial deficit in its working capital and shareholder equity, there is substantial doubt as to the Company's ability to continue as a going concern.

     With the exception of the foregoing, the report of F&H for the year ended December 31, 1999 and for the period ended December 31, 1998 did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. During the period ended December 31, 1998, the year ended December 31, 1999 and subsequent interim periods, there were no disagreements by the Company with F&H on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedures, which disagreements, if not resolved to the satisfaction of F&H would have caused it to make reference to such disagreements in its report.

The Company has authorized F & H to discuss any matter relating to the Company and its operations with Stonefield.

The change in the Company's auditors was approved by the board of directors of the Company. The Company does not currently have an audit committee.

During the two most recent fiscal years and subsequent interim periods, the Company did not consult Stonefield regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

Stonefield has reviewed the disclosures contained in this 8-K report. The Company has advised Stonefield that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Stonefield does not agree with any statements made by the Company in this report. Stonefield has advised the Company that nothing has come to its attention, which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits


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Letters  from the  Company's  former  independent  certified  public  accountant pertaining to the disclosures in Item 4 were filed with the Company's previous 8-K report dated January 4, 2001.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on February 22, 2001, by the undersigned, thereunto duly authorized.


                                                     TRAVELNSTORE, INC.
                                                       (Registrant)



/s/ Glenn E. Glasshagel   Chief Financial Officer              February 22, 2001
-----------------------   (Principal Financial Officer         -----------------
Glenn E. Glasshagel       and Principal Accounting Officer)


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